AGREEMENT TO PURCHASE REAL PROPERTY

         1. SALIENT TERMS
         1.1 Date:
         1.2 Parties: (a) Seller:

         June 11, 1993

         COUNTRY HOLLOW ASSOCIATES
         c/o ICM Property Investors, Inc.
         3658 Mount Diablo Boulevard
         Suite 210
         Lafayette, California 94549
         Attn: Roger Galassi, Vice President

         With copy to:

         Zankel & McGrane
         One Embarcadero Center
         Suite 1200
         San Francisco, CA 94111
         Attn: Brian E. McLaughlin, Esq.

         (b) Buyer: A.S., INC.
         c/o Gustavo Garcia or Salvador Esquino
         40 N.E. Loop 410, Suite 610
         San Antonio, Texas 78216

         1.3 Purchase Price:

         1.4 General Location:

         1.5 Security Deposit:

         1.6 Scheduled Closing
         Date:

         1.7 LIQUIDATED DAMAGES
         IN THE EVENT OF
         BUYER'S DEFAULT:

         With copy to:

         Davidson & Trolio
         A Professional Corporation
         613 N.W. Loop 410, Suite 1000
         San Antonio, TX 78216
         Attn: Richard G. Jenkins, Esq.

         $8,500,000.00           (Section 5)

         Texas Bank North Building
         13750 U.S. 281 North
         San Antonio, TX

         $140,000.00             (Section 3)

         Thirty (30) days after the Contin-
         gency Period        (Section 4)

         $140,000.00

         INITIALS:
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         1.8 Escrow Holder:

         1.9 Contingency
         Period -

         Commonwealth Land Title Insurance
         Company of San Antonio, Inc.
         40 N.E. Loop 410, Suite 330
         San Antonio, TX 78216
         Attn: Jim Scecina

         Thirty (30) days (expiring July 11,
         1993)
         (Section 6)

         1.10 Real Estate         3% of Sale Price to:
              Commission Payable Grubb & Ellis Company if Purchase Closes: 40 N.E. Loop 410, Suite 575
                                  San Antonio, TX 78216-5864

         1.11 Exhibits:           Exhibit A: Legal Description
                                  Exhibit B: Tenant Roll

         2. Agreement of Purchase and Sale. The Buyer specified in
         Section 1.2(b) agrees to buy and the Seller specified in Section 1.2(a) agrees to sell the property described generally in Section
         1.4 and more particularly in Exhibit A hereto (the "Land"), together with all easements, rights-of-way, licenses, interests, rights and appurtenances pertaining thereto, and all of Seller's rights, title and interest therein, including, without limitation, the following (which collectively with the Land is referred to as the "Property") on all the terms and conditions stated herein:

         (a) Any and all buildings, structures,
         open parking areas and other improvements located on the Land ("Improvements");

         (b) All fixtures, equipment, appliances, furniture, furnishings and other personal property owned by Seller and attached to or located in or on the Land ("Personal
         Property");

         (c) All rights, title and interests of
         Seller in and to any easements, rights-of-way, or other interests in, on, or to any land, alley, highway, or street in, on, across, abutting, or adjoining the Land; and all rights, titles, and interests of Seller in and to any awards, if any, made or to be made, or payments made or to be made in lieu thereof, and in and to any unpaid awards, if any, for damage thereto by reason of change of grade of any such highway or street;

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         (d) All rights, title, and interest of
         Seller in all leases, subleases and other rental agreements (written or verbal, now or hereafter in effect) which grant a possessory interest in and to any space situated in the Improvements ("Leases");

         (e) All rights, title and interests of
         Seller in all service contracts, warranties, guaranties, bonds and insurance policies relating to the Property (as hereinafter defined) which Buyer elects to have transferred and assigned to Buyer as hereinafter set forth and which are assignable
         ("Property Agreements");

         (f) All site plans, surveys, soil and
         substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans and other plans or studies of any kind in Seller's possession, if any, which relate to the Property;

         (g) All books, records, promotional
         material, tenant data and other materials of any kind in Seller's possession, if any, which are or may be used in the continuing operation of the Property; provided, however, that any such material which, in Seller's reasonable opinion, constitutes a part of Seller's continuing business operations or financial records may be retained by Seller;

         (h) All rights, title and interests of
         Seller, if any, in and to the name "Texas Bank
         North Building" and all similar trade names and all good will, if any, related to the Property;

         (i) All rights, title and interests of
         Seller in and to any and all assignable
         escrow, security, damage, lease and/or any other deposits ("Deposits") established in connection with the Property.

         3. Security Deposit. As an inducement to Seller to enter into this contract, Buyer has deposited with the Escrow Holder a Security Deposit in the amount of the sum specified in Section 1.5 which deposit shall be held by the Escrow Holder to secure the

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         performance of the Buyer hereunder. The amount of the deposit shall be applied to the Purchase Price on Close of Escrow.

         4. Closing Date. "Close of Escrow," or the "Closing Date," is the date upon which the Special Warranty Deed conveying title to Buyer is recorded with the County Recorder of the County in which the Property is located, and shall occur on or before the date specified in Section 1.6.

         5. Terms. The purchase price shall be the sum specified in
         Section 1.3 (the "Purchase Price"), and shall be paid to Seller at Close of Escrow in cash.

         6. Condition of Property: Buyer accepts the Property "as is" without representation or warranty by Seller as to physical condition, provided however, between the date of execution of this Agreement, and the date specified in Section 1.9 (the "Contingency Period"), Buyer, at its own risk, and expense, upon reasonable notice to Seller, and subject to such conditions as Seller may impose, may survey the Property and physically inspect the Property including and not limited to electrical, plumbing, mechanical, structural, and roof. Notwithstanding any provision of this Agreement to the contrary, the Contingency Period shall not commence until Seller has made available for Buyer's inspection at the offices of the manager of the Property (the "Manager") (i) the books and records of the Property, all Property Agreements and Leases and itemized inventory of Personal Property, and (ii) all revenue, expense and profit/loss statements relating to the Property and any records related thereto, including, but not limited to, cash flow statements, depreciation schedules, records of tax-basis and proforma financial statements (collectively "Financial Information"). Seller hereby represents to Buyer that Seller has no actual knowledge of any false statements or misrepresentations contained in any of the Financial Information. Notwithstanding any other provision of this Contract, Seller will cause the Manager to (i) make demand upon each tenant under the Leases to deliver to Buyer estoppel certificates in a form reasonably acceptable to Buyer, (ii) deliver to Buyer the tenant rent rolls for the Improvements certified by the Manager as being true, correct and complete (as of the last day of the month immediately preceding the month in which such schedule is furnished to Purchaser), such rent roll to contain the following information: a list showing the space number and a statement as to whether the space is occupied or vacant; if the space is occupied, the commencement and termination date of the Lease covering that space; the name(s) of the tenant(s); the amount of monthly rental and other charges payable thereunder including, but not limited to, estimated utilities; the amount of any rent or other charges, if any, in arrears or prepaid thereunder, and the period for which any such rents and other charges are in arrears or have been prepaid; the number and period of any renewal options; and (iii) deliver to

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         Buyer a certificate from the president, vice president or chief financial officer of the Manager that the Financial Information is true, correct and complete to the Actual Knowledge of said Manager. The Contingency Period may be extended by Buyer for thirty (30) days solely to obtain financing and any appraisal required for such financing. At expiration of the original Contingency Period, all conditions which have not been objected to or satisfied shall be deemed waived if Buyer extends the Contingency Period. Buyer has relied upon its own inspection, and its own professional advisors in its examination of the Property and all improvements thereon. Buyer hereby represents, warrants, and covenants to Seller that Buyer has conducted, or prior to expiration of the Contingency Period will conduct, Buyer's own investigation of the Property and the physical condition thereof, including, without limitation, accessibility and location of utilities, Use of Hazardous Materials on, from, or under the Property, earthquake preparedness of the property, all matters concerning the Property with respect to taxes, assessments, income and expense data, bonds, permissible uses, zoning, covenants, conditions and restrictions, and other matters which in Buyer's judgment are necessary or advisable or might affect or influence Buyer's use of the Property, or bear upon the value and suitability of the Property, for Buyer's intended purposes, or Buyer's willingness to enter into this Agreement. Buyer recognizes that Seller would not sell the Property except on an "as is" basis, and acknowledges that Seller has made no repre-sentations or warranties of any kind in connection with the Prop-erty other than those, if any, which are expressly set forth in this Agreement. Buyer's representations and warranties, as set forth above, shall survive the closing of this transaction without limitation of time. Buyer shall repair all damage to the Property resulting from Buyer or Buyer's representatives coming upon the Property to perform any surveys, inspections, tests or analyses.
         If Buyer should determine in its sole discretion that the Property is not suitable for Buyer's Purposes at any time prior to the expiration of the Contingency Period, Buyer shall have the right to terminate this Contract by giving Seller notice of termination. Upon the giving of the notice of termination, the Security Deposit shall be returned to Buyer, the parties shall be returned to their original position as existed prior to the execution hereof, and this contract shall be declared null and void and of no further force or effect except for clauses (i) and (ii) in the second sentence of this Paragraph and Paragraphs 19 through 28 below].

         Buyer shall indemnify, defend by counsel acceptable to Seller, and hold Seller harmless from and against any cost, claims, damages or liabilities, including, but not limited to, attorneys' fees and court costs, that may arise in connection with any testing done on the Property. If Buyer does not elect to proceed with the purchase of the Property as provided herein, Buyer shall: (i) cause the Property to be returned to the condition it would have been in but for any testing done on or with respect to the Property; and

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         (ii) deliver to Seller copies of all tests, reports or inspections and appraisals that Buyer has conducted on or with respect to the Property.

         7. Intentionally omitted.

         8. Satisfaction of Conditions. Upon failure to satisfy any of the conditions stated herein, unless there is a waiver of said condition by the party in whose favor the condition has been in-included, the Security Deposit hereunder shall be returned to Buyer, the parties shall be returned to their original position as existed prior to the execution hereof, and this contract shall be declared null and void and of no further force or effect (except Paragraphs 19 through 28 hereof), provided that the party in whose favor the condition runs has timely notified the other party of the failure of the condition. Should the party in whose favor the failed condition has been included waive the condition, the contract shall remain in force as if the condition had not been included herein. Each party shall use reasonable diligence in obtaining the removal of all conditions herein running in its favor.

         9. Tenants: Buyer takes the Property subject to the rights of tenants. Seller represents that the lease(s), a list of which are attached hereto as Exhibit B, are the only lease(s) or rental agreements which affect the Property. Unless otherwise specified in Exhibit B, each lease is in full force and effect and has not been modified. Buyer shall assume all obligations of Lessor there-under accruing after Close of Escrow.

         10. Escrow: Within two (2) days after Buyer's execution hereof an escrow shall be opened by depositing a signed copy of this Agreement with the Escrow Holder designated in Section 1.8. All escrow fees shall be paid for by Buyer. Escrow Holder is here-by authorized and instructed to act in accordance with the provi-sions of this Agreement, which Agreement together with Escrow Holder's standard General Provisions, shall constitute Escrow Holder's escrow instructions. Seller and Buyer shall each deposit such other instruments and funds as are necessary to close the escrow and complete the sale and purchase of the property in accor-dance with the terms hereof. The obligations of each party which are herein agreed to be undertaken by each party in the escrow shall be and are hereby made agreements of such party in and under this Agreement independent of the escrow. If any requirements relating to the duties or obligations of Escrow Holder hereunder are not acceptable to Escrow Holder, or if Escrow Holder requires additional instructions, the parties agree to make such deletions, substitutions and additions to these escrow instructions relating to such duties or obligations of Escrow Holder or clarification of these instructions as counsel for Seller and for Buyer shall mutu-ally approve, and which do not substantially change this Agreement or its intent. Seller and Buyer agree to perform, observe and

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         fulfill the requirements of this Agreement notwithstanding said deletions, substitutions or additions to said escrow instructions.

         11. Title. Within two (2) days of execution hereof by all parties Buyer shall order a preliminary title report ("Preliminary Report") from Escrow Holder. Within ten (10) days after receipt of a copy of the Preliminary Report, Buyer shall approve the report or, in the alternative, shall specify in writing those exceptions to title which it requests be removed prior to close of escrow. If Seller elects not to remove such exceptions to the title and so informs Buyer, or, if Seller cannot remove such exceptions to title within ninety (90) days from the date of receipt of notice from Buyer, Buyer may, at its option, terminate this agreement by writ-ten notice to Seller within five (5) days following notice from Seller that the exceptions will not be removed and any deposit shall be returned to it, and this agreement shall be of no further force or effect. There shall be no other remedy at law, equity or otherwise for failure by Seller to deliver title in the manner herein agreed except for a willful clouding of title by Seller. Evidence of marketable title shall be in the form of a Texas Standard Form Owner Policy of Title Insurance ("Standard Policy") paid for by Buyer insuring title in Buyer, subject only to the approved exceptions referred to above and the standard printed form exceptions contained in a Standard Policy. Notwithstanding the foregoing, the printed form survey exception contained in the Standard Policy shall be limited to "shortages in area"; the printed form exception for restrictive covenant shall be marked "none of record" except those restrictive covenants that are approved exceptions; there shall be no exception for rights of parties in possession except for tenants; and the standard exception for taxes shall read: "Taxes for the year 1993 and subsequent years not yet due and payable, and subsequent assessments for prior years due to change in land usage or ownership." Buyer's failure to timely notify Seller of those exceptions to title of which it does not approve within ten (10) days following receipt of the Preliminary Report shall constitute approval of all exceptions contained in the Preliminary Report.
         The title policy shall be in the amount of the Purchase Price.

         12. Costs and Prorations: Costs and prorations at close of escrow shall be as follows:

         (a) Prorations. Real property taxes and the current installment of any special assessments shall be prorated through escrow to the close of escrow, such proration to be based upon the current tax bill for the property.

         (b) Deposits. The amount of all security deposits and other tenant deposits as shown in the rent roll shall be credited to Buyer in the escrow, and the Buyer shall hold Seller harmless from any claim by any tenant for the return of such deposits.

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


         (c) Utilities. Seller shall be responsible for all utility services to the property and payment therefore until noon on the Closing Date and Buyer shall be responsible for utility services and payment therefor thereafter. Seller shall be entitled to a return of any deposits posted by it with any utility company and Buyer shall be obligated to post its own deposits. Seller shall notify each utility company of the change in ownership but Buyer shall execute all forms necessary to assume responsibility for utility services after the Close of Escrow.

         (d) Service and Maintenance Contracts. Seller shall be responsible for payment of all service and maintenance contracts to the Close of Escrow and Buyer shall be responsible for such payment thereafter.

         (e) Closing Charges. Buyer shall pay all recording fees, the cost of revenue and documentary stamps, sales, excise and/or transfer taxes, and all other impositions of a similar nature

         13. Remedies Upon Default: If the purchase described herein is not completed by the Closing Date for any reason other than Seller's breach hereof, Seller shall be relieved from his obliga-tion to sell the Property and, if such purchase has failed to close as a result of Buyer's breach hereof, Seller may proceed against Buyer upon any claim and/or any remedy which Buyer may have in law or equity; provided, however, by inserting their initials at
         Section 1.7, Buyer and Seller agree THAT IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO FIX ACTUAL DAMAGES IN CASE OF BUYER'S DEFAULT, THAT THE PARTIES HAVE NEGOTIATED IN GOOD FAITH AS TO
THEIR
         BEST REASONABLE ESTIMATE OF DAMAGES TO SELLER, AND AGREE THAT
THE
         AMOUNT DESCRIBED IN SECTION 1.7 REPRESENTS THE RESULTS OF SUCH NEGOTIATION AND THAT SELLER MAY, AT ITS OPTION, TAKE THAT SUM
FROM
         ESCROW AS LIQUIDATED DAMAGES AND ESCROW HOLDER IS HEREBY SO
         INSTRUCTED.

         14. Damage and Destruction: In the event the Property shall be damaged by reason of a casualty, this transaction shall, at the option of Buyer, either terminate, in which event all the Security Deposit shall be returned to Buyer (except that Paragraphs 19 through 28 hereof shall survive) or close as scheduled but Seller shall pay over to Buyer in escrow, at closing, all insurance proceeds received, and assign to Buyer Seller's rights to insurance proceeds not yet received in connection the casualty. Notwithstanding any other provisions hereof, closing, in such event shall in no case occur later than ninety (90) days following the date of the casualty, or the date Close of Escrow would otherwise have occurred under the terms hereof, whichever occurs later.

         15. Condemnation: In the event that, prior to the Close of Escrow, a governmental entity shall commence any action of eminent

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         domain to take any portion or all of the Property, this Agreement shall be rendered void and of no further force or effect (except Paragraphs 19 through 28 hereof), in which event the Security Deposit shall be returned to Buyer.

         16. Commissions: Commissions, if any, payable in connection with this transaction shall be deemed earned, due and payable when the sale closes, and in that event only, are set forth in Section 1.10, and such commissions shall be paid by Seller.

         17. Seller's Exculpation: Neither the Seller nor any offi-cer, agent or representative of the Seller shall be held to any personal liability hereunder, nor shall resort be had to their private property for satisfaction of any claim hereunder or in connection with the affairs of the Seller, and that only the Prop-erty herein shall be liable. This limitation shall extend to any agreement, covenant, assignment, assumption or action made, de-livered, executed or done under or in connection with this agree-ment.

         18. Notices: All notices, demands, requests, elections, approvals, disapprovals, consents or other communications which this agreement contemplates, shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, addressed to the respective parties as set forth in Section 1.2.

         19. Occupancy and Possession: Occupancy and possession shall be delivered to Buyer at Close of Escrow, subject to rights of ten-ants, if any.

         20. Attorneys' Fees: If either party hereto prevails against the other in litigation concerning any part of this agreement, such successful party shall be entitled to its reasonable attorneys' fees, including costs of investigation, discovery, and court costs in addition to all other recovery or relief.

         21. Entire Agreement: This Agreement which includes this instrument and its exhibits embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements, representations and memoranda. No other representations, warranties or covenants have been made, relied upon or survive the execution of this Agreement. The invalidity of any one of the covenants, agreements, conditions or provisions of this Agreement or any portion thereof shall not affect the remaining portions hereof, and this Agreement shall be construed as if such covenant, agreement, condition or provision had not been inserted herein.

         22. Time of the Essence: Time is of the essence of this Agreement and every provision hereof. The failure of Buyer to

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         close escrow within the precise time specifications of this Agree-
         ment shall constitute a material breach entitling Seller at its option to terminate this Agreement in addition to having available to it all other remedies at law and equity.

         23. Modifications to be in Writinq: All modifications hereof shall be in writing signed by both Buyer and Seller.

         24. Survival: Except as may be otherwise specified herein, any warranties and representations made herein survive the closing of this transaction for a period of six (6) months.

         25. Indemnification: Buyer hereby indemnifies and agrees to defend and hold the Seller harmless from and against any and all claims, actions, damages, liabilities, costs, expenses and other losses including attorney's fees, in connection with any occurrence in, upon or about the property from and after the Close of Escrow, or, arising at any time out of any act or omission under this agreement or otherwise in respect of the property, of Buyer, its agents, contractors, employees, lessees, invitees or licensees, including, without limitation, damage to the Property or claims arising from Buyer or Buyer's representatives coming upon the Property.

         Buyer and Seller each represent and warrant that it has not dealt with any salesmen, brokers or finders with respect to this transaction, other than those specified in Section 1.10, and each party agrees to indemnify and hold the other harmless in regard to any claim therefor.

         26. Successors: The terms, covenants and conditions of this Agreement shall be binding upon and shall inure to the benefit of the heirs, executors, administrators and assigns of the respective parties hereto.

         27. Assignment: Buyer may not assign its rights hereunder without the prior written consent of the Seller. Seller may assign its rights hereunder so long as it covenants to remain responsible for the full performance hereof through Close of Escrow.

         28. Choice of Laws: This Agreement shall be governed by the laws of the State of California and any question arising hereunder shall be construed or determined according to such law.

         29. Arbitration. Any controversy or claim arising out of or relating to this Agreement shall be settled by binding, final arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrators may be entered into any court having jurisdiction thereof. Such binding and final arbitration shall take place and be heard in San Francisco, California.

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         30. Representations of Authority: Each party represents and warrants to the other that the individual(S) executing this agreement on its behalf is/are duly authorized to execute this agreement on behalf of such named party in accordance with duly adopted resolutions of the party's board of directors and bylaws (if a corporation) and in accordance with the agreement of partnership (if a partnership), and by delivery hereof warrant that execution by no other signatory is required.

         IN WITNESS ~HEREOF, Buyer and Seller have executed this
         Agreement as of the date first above written.

         BUYER

         A.8., INC.,
         a Texas c~or

         By
        Its

         SELLER

         COUNTRY HOLLOW ASSOCIATES,
         a Texas~ General Partnership

         By: ICMPI (San Antonio), Inc.,
         a Delaware Corporation,
         it~ Managing General
         Partner

         By:
         Its:

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
        PROPERTY DESCRIPTION

         Lot Number Two Hundred For~y Six (246), New City
         City 1985, Country Hollow Subdivision, situated in the City of San Antonio, Bexar County, Texas, according to the plat thereof recorded in Volume
         9506, Page 166 of the Deed and plat Records of Bexar County, Texas; along with that certain easement benefitting said lot as described in that certain Easement Agreement recorded in Volume 417,
         Page 0630 of the Real Property y Records.

         EXHIBIT A

 EXHIBIT B
TENANT RENT ROLL

(PLEASE CONTACT THE COMPANY IF SPECIFIC
RENT ROLL INFORMATION IS REQUIRED)